Common Stock	12 Months Ended
Dec. 31, 2018
Common Stock [Abstract]
COMMON STOCK

8. COMMON STOCK

Authorized: Unlimited number of non-par value common shares.

	2018		2017
Issued and outstanding:	millions of shares	millions of Canadian dollars	millions of shares	millions of Canadian dollars
Balance, December 31, 2017	228.77	$5,601	210.02	$4,738
Conversion of Convertible Debentures	0.01	-	0.15	6
Issuance of common stock (1)	0.45	22	14.61	680
Issued under Purchase Plans at market rate	4.87	200	3.89	182
Discount on shares purchased under Dividend Reinvestment Plan	-	(9)	-	(9)
Options exercised under senior management share option plan	0.02	1	0.10	3
Employee Share Purchase Plan	-	1	-	1
Balance, December 31, 2018	234.12	$5,816	228.77	$5,601
(1) In Q1 2018, Emera issued 0.45 million common shares to facilitate the creation and issuance of 1.8 million depository receipts in connection with the ICDU share acquisition. The depository receipts are listed on the Bahamas International Securities Exchange.

As at December 31, 2018, the following common shares were reserved for issuance: 6.5 million (2017 – 6.5 million) under the senior management stock option plan, 1.0 million (2017 – 1.3 million) under the employee common share purchase plan and 12.6 million (2017 – 4.2 million) under the dividend reinvestment plan (“DRIP”).

The issuance of common shares under the common share compensation arrangements does not allow the plans to exceed 10 per cent of Emera's outstanding common shares. As at December 31, 2018, Emera is in compliance with this requirement.